EXHIBIT 99.1

For Immediate Release:

CONTACT:    Investor Relations
                       Lori Mayer, Genesis HealthCare
                       610-925-2000

GENESIS HEALTHCARE ENTERS INTO AGREEMENTS WITH
NEW GENERATION HEALTH TO TRANSITION THE OPERATIONS OF 19 WEST COAST FACILITIES

New Generation Health will provide management services and oversee operations.  Genesis will provide administrative support and ancillary services.

Kennett Square, PA. – February 4, 2020 – Genesis HealthCare (Genesis or the Company), one of the nation’s largest providers of post-acute care services, today announced that it has entered into a series of agreements with New Generation Health, LLC (NewGen),  a healthcare consulting firm led by experienced professionals specializing in the operation of skilled nursing facilities in the Western portion of the United States.  Genesis will transition operational responsibility for 19 facilities in the states of California, Washington and Nevada.

Effective February 1, 2020, Genesis sold the real estate and operations of six skilled nursing facilities and transferred the leasehold rights to 13 skilled nursing, behavioral health and assisted living facilities, for a total of $79 million.  Genesis will retain an indirect 50% interest in the facilities.  Net transaction proceeds were used by Genesis to repay indebtedness and fund its indirect investment.  Genesis is currently assessing whether it will continue to consolidate the financial statements of these facilities for financial reporting purposes.

Concurrently, the facilities have entered,  or will enter upon regulatory approval, into management services agreements  with NewGen for the day-to-day operations of the facilities.  Genesis will continue to provide administrative and back office services to the facilities pursuant to administrative support agreements, as well as therapy services pursuant to therapy services agreements.

“Our relationship with NewGen creates a west coast senior care provider with the flexibility of an independent, local or regional operator, but with the backing of a robust national platform,” noted George V. Hager, Jr., Chief Executive Officer of Genesis. “This relationship is another example of the creative models we have employed to execute on our portfolio optimization strategy.  This transaction enables Genesis to leverage NewGen’s commitment of capital as well as its extensive experience and intimate knowledge of the west coast skilled nursing market, allowing for increased operational focus on our core strategic markets where we have functional and geographic density.”

About Genesis Healthcare, Inc.

Genesis Healthcare, Inc. (NYSE: GEN) is a holding company with subsidiaries that, on a combined basis, comprise one of the nation's largest post-acute care providers with nearly 400 skilled nursing facilities and assisted/senior living communities in 26 states nationwide. Genesis subsidiaries also supply rehabilitation and respiratory therapy to approximately 1,200 healthcare providers in 44 states, the District of Columbia and China.  References made in this release to "Genesis," "the Company," "we," "us" and "our" refer to Genesis Healthcare, Inc. and each of its wholly-owned companies. Visit our website at www.genesishcc.com.

Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” “pursue,” “plans,” or “prospect,” or the negative or other variations thereof or comparable terminology. They include, but are not limited to, statements about Genesis’ expectations and beliefs regarding its future financial performance, anticipated cost management, anticipated business development, anticipated financing activities and anticipated demographic and supply-demand trends facing the industry. These forward-looking statements are based on current expectations and projections about future events, including the assumptions stated in this release, and there can be no assurance that they will be achieved or occur, in whole or in part, in the timeframes anticipated by the Company or at all. Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of Genesis may differ materially from that expressed or implied by such forward-looking statements.

These risks and uncertainties include, but are not limited to, the following:

• reductions and/or delays in Medicare or Medicaid reimbursement rates, or changes in the rules governing the Medicare or Medicaid programs could have a material adverse effect on our revenues, financial condition and results of operations;

• reforms to the U.S. healthcare system that have imposed new requirements on us and uncertainties regarding potential material changes to such reforms;

• revenue we receive from Medicare and Medicaid being subject to potential retroactive reduction;

• our success being dependent upon retaining key executives and personnel;

• it can be difficult to attract and retain qualified nurses, therapists, healthcare professionals and other key personnel, which, along with a growing number of minimum wage and compensation related regulations, can increase our costs related to these employees;

• recently enacted changes in Medicare reimbursements for physician and non-physician services could impact reimbursement for medical professionals;

• we are subject to extensive and complex laws and government regulations. If we are not operating in compliance with these laws and regulations or if these laws and regulations change, we could be required to make significant expenditures or change our operations in order to bring our facilities and operations into compliance;

• our physician services operations are subject to corporate practice of medicine laws and regulations. Our failure to comply with these laws and regulations could have a material adverse effect on our business and operations;

• we face inspections, reviews, audits and investigations under federal and state government programs, such as the Department of Justice. These investigations and audits could result in adverse findings that may negatively affect our business, including our results of operations, liquidity, financial condition, and reputation;

• significant legal actions, which are commonplace in our industry, could subject us to increased operating costs, which could materially and adversely affect our results of operations, liquidity, financial condition, and reputation;

• insurance coverages, including professional liability coverage, may become increasingly expensive and difficult to obtain for health care companies, and our self-insurance may expose us to significant losses;

• failure to maintain effective internal control over financial reporting could have an adverse effect on our ability to report on our financial results on a timely and accurate basis;

• we may be unable to reduce costs to offset decreases in our patient census levels or other expenses timely and completely;

• completed and future acquisitions may consume significant resources, may be unsuccessful and could expose us to unforeseen liabilities and integration risks;

• we lease a significant number of our facilities and may experience risks relating to lease termination, lease expense escalators, lease extensions, special charges and leases that are not economically efficient in the current business environment;

• our substantial indebtedness, scheduled maturities and disruptions in the financial markets could affect our ability to obtain financing or to extend or refinance debt as it matures, which could negatively impact our results of operations, liquidity, financial condition and the market price of our common stock;

• exposure to the credit and non-payment risk of our contracted customer relationships, including as a result from bankruptcy, receivership, liquidation, reorganization or insolvency, especially during times of systemic industry pressures, economic conditions, regulatory uncertainty and tight credit markets, which could result in material losses; and

• some of our directors are significant stockholders or representatives of significant stockholders, which may present issues regarding diversion of corporate opportunities and other potential conflicts.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the U.S. Securities and Exchange Commission, discuss the foregoing risks as well as other important risks and uncertainties of which investors should be aware. Any forward-looking statements contained herein are made only as of the date of this release. Genesis disclaims any obligation to update its forward-looking statements or any of the information contained in this release. Investors are cautioned not to place undue reliance on these forward-looking statements.

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